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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (THE "EXCHANGE ACT")

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 3, 2001

                           NETSOL INTERNATIONAL, INC.

                                 (THE "COMPANY")

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               333-28861                          95-4627685
       (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)


          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

               24025 PARK SORRENTO, SUITE 220, CALABASAS, CA 91302

                                 (818) 222-9195

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

AS PREVIOUSLY REPORTED ON FORM 8-K DATED JUNE 20, 2001, THE DISTRICT COURT, CLARK COUNTY, NEVADA (THE "DISTRICT COURT") APPOINTED GEORGE C. SWARTS AS RECEIVER FOR THE COMPANY RESULTING FROM A PENDING MOTION FOR A PRELIMINARY INJUNCTION IN THE CASE OF NETSOL INTERNATIONAL, INC. VS. JONATHAN D. ISESON, ET AL. CIVIL ACTION (CASE NO. A435871) (THE "CASE").

ON JULY 31, 2001, THE DISTRICT COURT REMOVED THE RECEIVER AND ISSUED AN ORDER RESTORING THE OLD MANAGEMENT AND BOARD OF DIRECTORS OF THE COMPANY ONCE IT LEARNED THAT THE DEFENDANTS, NETSOL SHAREHOLDERS GROUP LLC, WERE NO LONGER INTERESTED IN TAKING CONTROL OF THE COMPANY.

THE COURT FURTHER ORDERED THAT THE PRELIMINARY INJUNCTION ENTERED BY THIS COURT ON JULY 6, 2001 SHALL REMAIN IN FULL FORCE AND EFFECT. IN ADDITION, THE COURT ORDERED TO SET ASIDE THE SETTLEMENT AGREEMENT REACHED BY THE PARTIES AND APPROVED BY THE COURT ON JULY 19, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits. The following documents are filed as exhibits to this report:

        99.1 Court Order dated August 2, 2001, regarding Case No. A4345871, currently pending in the District Court, Clark County, Nevada.

SIGNATURES:

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NETSOL INTERNATIONAL, INC.

                                  By: /s/ Naeem Ghauri
                                      ---------------------------------------
                                     (Print name and title of signing officer)
                                      Naeem Ghauri, President

                                      Dated: August 3, 2001